SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 4, 2006

ARTCRAFT V INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-50818
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Baimang Checking Station 1st Building

South Mountain Xili Town, Shenzhen, China

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(775) 27653497

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
(1) Previous Independent Auditors:

(i) On January 4, the board of directors of Artcraft V Inc. approved the dismissal of Webb & Company, P.A. (“Webb & Company”) as independent auditor for the Company.

(ii) Management of Artcraft V Inc. has not had any disagreements with Webb & Company related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the year ended May 31, 2005 and through Webb & Company’s termination on January 4, 2006, there has been no disagreement between the Company and Webb & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Webb & Company would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants. Webb & Company’s audit of the Company’s financial statements on Form 10-KSB for the year ending May 31, 2005 contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern. Except as noted in the previous sentence, the reports of Webb & Company, P.A. contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

(iv) In connection with its review of financial statements through August 31, 2005, there have been no disagreements with Webb & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Webb & Company would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent review period and the interim period subsequent to January 4, 2006, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Webb & Company furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)	New Independent Accountants:

(i)       The Company engaged, Kabani & Company, Inc. of Los Angeles, California, as its new independent auditors as of January 4, 2006. Prior to such date, the Company, did not consult with Kabani & Company, Inc. regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Kabani & Company, Inc. or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 5.03.	CHANGE IN FISCAL YEAR END

On January 4, 2006, the Company elected to change it fiscal year end to December 31st based on the fiscal year end of its operating subsidiary. Based upon same, the Company’s next filing will be its December 31, 2005 10KSB.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial statements of business acquired:
None
(b)	Exhibits
NUMBER	EXHIBIT
23.1	Letter from Webb & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTCRAFT V INC.

By: /s/	Li Te Xiao

Li Te Xiao

CEO

Dated: January 6, 2006